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             MONTHLY CERTIFICATEHOLDERS' STATEMENT

           CHEVY CHASE MASTER CREDIT CARD TRUST
                       SERIES 1994-3

     Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1994 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended, or otherwise modified, the "Pooling and Servicing"), between Chevy Chase Bank, F.S.B., as Seller and Servicer ("Chevy Chase"), and
Bankers Trust Company, as trustee (the "Trustee"), Chevy Chase as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Chevy Chase Master Credit Card Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of February 18, 1997, and with respect to the performance of the Trust during the month of January, 1997 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1994-3 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


      A)   Information Regarding Distributions to
           the Class A Certificateholders, per
           $1,000 original certificate principal
           amount.

           (1)   The total amount of the
           distribution to Class A
           Certificateholders, per $1,000
           original certificate principal amount      $ 67.5153365





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           (2)   The amount of the distribution
           set forth in paragraph 1 above in
           respect of interest on the Class A
           Certificates, per $1,000 original
           certificate principal amount               $ 5.0153365

          (3)   The amount of the distribution
           set forth in paragraph 1 above
           in respect of principal on the Class A
           Certificates, per $1,000 original
           certificate principal amount               $ 62.5000000

     (B)   Class A Investor Charge Offs and
           Reimbursement of Charge Offs

           (1)   The amount of Class A Investor
           Charge Offs                                $.00000000

           (2)   The amount of Class A Investor
           Charge Offs set forth in paragraph 1
           above, per $1,000 original certificate
           principal amount                          $ 0.0000000

           (3)   The total amount reimbursed in
           respect of Class A Investor Charge Offs   $ 0.0000000


           (4)   The amount set forth in paragraph
           3 above, per $1,000 original
           certificate principal amount              $ 0.0000000

            (5)   The amount, if any, by which the
            outstanding principal balance of the
            Class A Certificates exceeds the Class
            A Invested Amount after giving effect to all transactions on such Distribution Date $0.0000000

      (C)   Information Regarding Distributions to
            the Class B Certificateholders, per
            $1,000 original certificate principal amount.





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            (1)   The total amount of the
            distribution to Class B
            Certificatedholders, per $1,000
            original certificate principal amount     $ 5.5338588

            (2)   The amount of the distribution
            set forth in paragraph 1 above in
            respect of interest on the Class B
            Certificates, per $1,000 original
            cerificate principal amount              $ 5.5338588

            (3)   The amount of the distribution
             set forth in paragraph 1 above in
             respect of principal on the Class B
             Certificates, per $1,000 original
             cerificate principal amount        $ 0.0000000

        (D)   Class B Investor Charge Offs and
                Reimbursement of Charge Offs
                 (1)   The amount of Class B Investor
                 Charge Offs                        $ 0.0000000


                 (2)   The amount of Class B Investor
                 Charge Offs set forth in paragraph 1
                 above, per $1,000 original certificate
                 principal amount                   $ 0.0000000

                  (3)   The total amount reimbursed in
                  respect of Class B Investor Charge Offs $0.00

                  (4)   The amount set forth in paragraph
                  3 above, per $1,000 original
                  certificate principal amount      $ 0.0000000

                   (5)   The amount, if any, by which the
                   outstanding principal balance of the
                   Class B Certificates exceeds the Class
                   B Invested Amount after giving effect
                   to all transactions on such
                   Distribution Date                  $ 0.0000000



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                                  CHEVY CHASE BANK, F.S.B.,
                                    Servicer
                                      Mark A. Holles
                                By ________________________
                                       Mark A.Holles
                                       Vice President









































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                   MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                    CHEVY CHASE MASTER CREDIT CARD TRUST
                               Series 1994-3

   RECEIVABLES

  Beginning of the Month Principal Receivables:$ 2,442,192,676.75 Beginning of the Month Finance Charg Receivables:$88,348,381.60
  Beginning of the Month Discounted Receivables: $           0.00
  Beginning of the Month Total Receivables:   $  2,530,541,058.35


  Removed Principal Receivables:                $              0.00
  Removed Finance Charge Receivables:       $              0.00
  Removed Total Receivables:                     $              0.00

  Additional Principal Receivables:               $             0.00
  Additional Finance Charge Receivables:      $             0.00
 Additional Total Receivables:                     $             0.00


  Discounted Receivables Generated this Period:$             0.00


  End of the Month Principal Receivables:     $  2,375,781,855.74
  End of the Month Finance Charge Receivables:$ 90,904,255.19
  End of the Month Discounted Receivables:    $               0.00
  End of the Month Total Receivables:         $ 2,466,686,110.93


  Special Funding Account Balance             $              0.00
  Aggregate Invested Amount (all Master Trusts$  2,129,796,875.00
  End of the Month Seller Amount              $        245,984,980.74
  End of the Month Seller Percentage                       10.35%









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    PERFORMANCE SUMMARY


   End of the Month Delinquencies:
   RECEIVABLES

       30-59 Days Delinquent                 $     74,133,555.11
       60-89 Days Delinquent                 $     48,806,364.17
       90+ Days Delinquent                   $     93,060,674.16

       Total 30+ Days Delinquent             $   216,000,593.44
       Delinquent Percentage                               8.76%


       Defaulted Accounts During the Month     $  25,695,372.33
       Annualized Default Percentage                     12.63%

     Principal Collections                   $ 189,729,612.75
     Principal Payment Rate                             7.77%

       Total Payment Rate                                 9.23%


      INVESTED AMOUNTS


      Class A Initial Invested Amount        $   234,240,000.00
      Class B Initial Invested Amount        $    21,760,000.00

      INITIAL INVESTED AMOUNT                $   256,000,000.00

      Class A Invested Amount                $   400,312,500.00
      Class B Invested Amount                $    42,500,000.00

      INVESTED AMOUNT                        $   442,812,500.00

      FLOATING ALLOCATION PERCENTAGE                      19.30%
      PRINCIPAL ALLOCATION PERCENTAGE                      20.71%







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      MONTHLY SERVICING FEE                  $        785,677.08

      INVESTOR DEFAULT AMOUNT             $     4,959,206.80


      CLASS A AVAILABLE FUNDS--

      CLASS A FLOATING PERCENTAGE                         90.98%

      Class A Finance Charge Collec$ 8,227,721.13
      Other Amounts                $         0.00

      TOTAL CLASS A AVAILABLE FUNDS               $ 8,227,721.13



      Class A Monthly Interest        $2,294,516.43
      Class A Servicing Fee            $   714,843.75
      Class A Investor Default        $4,511,886.36

      TOTAL CLASS A EXCESS SPREAD                $ 706,474.59

      REQUIRED AMOUNT                               $                 0.00


      CLASS B AVAILABLE FUNDS

      CLASS B FLOATING PERCENTAGE                          9.02%

      Class B Finance Charge Collections $ 815,689.58
      Other Amounts                      $       0.00

      TOTAL CLASS B AVAILABLE FUNDS                 $ 815,689.58

      Class B Monthly Interest           $ 235,189.00
      Class B Servicing Fee              $ 70,833.33

      TOTAL CLASS B EXCESS SPREAD             $       509,667.25




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      EXCESS SPREAD --


      TOTAL EXCESS SPREAD                     $ 1,216,141.84


      Excess Spread Applied to Required Amount$              0.00

      Excess Spread Applied to Class A Investor$             0.00
      Charge Offs


      Excess Spread Applied to Class B Items   $       447,320.44


      Excess Spread Applied to Class B Investor
      Charge Offs                              $             0.00

      Excess Spread Applied to Monthly Cash    $   16,136.06
      Collateral Fee

      Excess Spread Applied to Cash Collateral
      Account                                  $             0.00

      Excess Spread Applied to other amounts owed
      Cash Collateral Depositor                             $ 752,685.34

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
      GROUP I                                   $   0.00

      EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

      TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
      SERIES IN GROUP I                         $ 0.00


      SERIES 1994-1 EXCESS FINANCE CHARGE COLLECTIONS --

      EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
      SERIES 1994-1                               $         0.00




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      Excess Finance Charge Collections Applied to
      Required Amount                             $         0.00

      Excess Finance Charge Collections Applied to
      Class A Investor Charge Offs                $         0.00

      Excess Finance Charge Collections Applied to
      Class B Items                               $         0.00

      Excess Finance Charge Collections Applied to
      Class B Investor Chargeoffs                 $         0.00


      Excess Finance Charge Collections Applied to
      Monthly Cash Collateral Fee                $          0.00

      Excess Finance Charge Collections Applied to
      Cash Collateral Fee                        $           0.00


      Excess Finance Charge Collections Applied to
      other amounts owed Cash Collateral Depositor$         0.00

      YIELD AND BASE RATE --


      Base Rate (Current Month)               7.68%
      Base Rate (Prior Month)                 7.80%
      Base Rate (Two Months Ago)              7.57%

      THREE MONTH AVERAGE BASE RATE                        7.68%


      Portfolio Yield (Current Month)         10.40%
      Portfolio Yield (Prior Month)              9.54%
      Portfolio Yield (Two Months Ago)        8.91%

      THREE MONTH AVERAGE PORTFOLIO YIELD                 9.62%






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      PRINCIPAL COLLECTIONS --
      CLASS A PRINCIPAL PERCENTAGE                      91.50%

      Class A Principal Collections   $ 35,748,773.94


      CLASS B PRINCIPAL PERCENTAGE                       8.50%

      Class B Principal Collections      $3,544,228.84

      TOTAL PRINCIPAL COLLECTIONS                39,293,002.78


      SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
      SERIES                                       $         0.00


       CLASS A AMORTIZATION --

       Controlled Amortization Amount     $ 28,593,750.00
       Deficit Controlled Amortization Amt$         0.00

       CONTROLLED DISTRIBUTION AMOUNT              $ 28,593,750.00

       CLASS B AMORTIZATION --

       Controlled Amortization Amount      $        0.00
       Deficit Controlled Amortization Amt $        0.00

       CONTROLLED DISTRIBUTION AMOUNT               $        0.00


      EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
      SHARING                                     $ 10,699,252.78











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     INVESTOR CHARGE OFFS --


    CLASS A INVESTOR CHARGE OFFS                     $       0.00

    CLASS B INVESTOR CHARGE OFFS                     $       0.00


    PREVIOUS CLASS A CHARGE OFFS REIMBURSED          $       0.00
    PREVIOUS CLASS B CHARGE OFFS REIMBURSED          $       0.00


   CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount       $ 57,565,625.00
   Available Cash Collateral Amount       $ 57,565,625.00


   TOTAL DRAW AMOUNT                                   $    0.00

   CASH COLLATERAL ACCOUNT SURPLUS                     $    0.00



                                 CHEVY CHASE BANK, F.S.B.,
                                       as Servicer

                                      Mark A. Holles
                              By: _______________________
                                       Mark A. Holles
                                       Vice President